Exhibit 32.1

CERTIFICATION

(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant

to Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned hereby certify that: (i) the Quarterly Report on Form 10-QSB of Cardinal Bankshares Corporation (the “Registrant”) for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 12, 2003	/s/ Ronald Leon Moore

Ronald Leon Moore
Chairman, President & Chief Executive Officer

Date: November 12, 2003	/s/ Ray A. Fleming

Ray A. Fleming
Executive Vice President & Chief Financial Officer